EXHIBIT 10.26

CONTRIBUTION AGREEMENT

NHC/OP, L.P., a Delaware limited partnership (the “Undersigned”), hereby agrees to contribute its membership interests in Solaris Hospice, LLC (“Solaris”) to CARIS HEALTHCARE, L.P., a Tennessee limited partnership (the “Partnership”) in exchange for additional limited partnership interests in the Partnership, as more fully set forth below.

1.

Contribution.  The Undersigned and the Partnership understand and agree that this Contribution Agreement is a legal, valid and binding obligation of the Undersigned and the Partnership, enforceable in accordance with its terms.  Except as stated herein, this Contribution Agreement may not be assigned by the Undersigned or the Partnership.  In order for the contribution contemplated by this Contribution Agreement to occur, the following requirements must be fulfilled in the order set forth below:

(a)

By no later than 11:59 pm on December 31, 2011, the Partnership shall distribute its cash reserves in excess of $6,000,000 to Norman C. McRae (“McRae”) and the Undersigned in accordance with their respective ownership interests in the Partnership, which are 42.1%, McRae, and 56.9%, the Undersigned.

(b)

By 11:59 pm on December 31, 2011, the Undersigned shall purchase a 7.5% limited partnership interest in the Partnership from McRae for $7,500,000 (the “Purchase”), resulting in the Undersigned having a 64.4% limited partnership interest in the Partnership.

(c)

By 11:59 pm on December 31, 2011, McRae shall enter into an Employment Agreement with the Partnership for 2012, in form mutually acceptable to McRae and the Partnership and approved by the Board of Directors of the Partnership.

(d)

By no later than 11:59 pm on December 31, 2011, the Undersigned and the Partnership shall execute and deliver this Contribution Agreement.

(e)

By no later than 11:59 pm on December 31, 2011, the Undersigned and McRae shall execute and deliver to National Hospice, Inc., the General Partner of the Partnership (“NHI”), the counterpart signature pages of an amendment to the Partnership’s Partnership Agreement reflecting the Purchase (“Amendment No. 1”).

(f)

Thereafter, by no later than 11:59 pm on December 31, 2011, NHI shall execute its counterpart signature page of Amendment No. 1.

(g)

On and as of 12:01 am on January 1, 2012, the Undersigned shall assign, contribute and deliver to the Partnership all rights and title to all membership interests (the “Solaris Membership Interest”) in Solaris in exchange for an additional 2.7% limited partnership interest in the Partnership (the “Additional Interest”), resulting in the Undersigned having a 67.1% limited partnership interests in the Partnership.  The value to be allocated to the Solaris Membership Interest shall be $8,350,000.  At the time of said assignment and contribution, the Undersigned shall cause Solaris to have cash reserves in the amount that is in the same proportion as the $6,000,000 cash reserves for the Partnership when viewing Solaris’ business vis-à-vis the Partnership’s business.  Simultaneously with the foregoing, NHI shall contribute $83,500 to the Partnership to maintain a 1.0% partnership interest in the Partnership.

(h)

On and as of 12:01 am on January 1, 2012, after the Undersigned has assigned, contributed and delivered to the Partnership the Solaris Member Interest, the Undersigned and McRae shall execute and deliver to NHI the counterpart signature pages of a second amendment to the Partnership’s Partnership Agreement reflecting said assignment, contribution and delivery (“Amendment No. 2”), and thereafter, on and as of January 1, 2012, NHI shall execute its counterpart signature page of Amendment No. 2.

(i)

On and as of January 1, 2012, McRae shall enter into an Option Agreement whereby the Undersigned shall have the right and option to acquire up to an additional 7.5% limited partnership interest in the Partnership from McRae to the extent said option is exercised on or before December 31, 2012 (the option price being $1,000,000 per percentage point acquired) (the “Option”).

2.

Interest Acquired.  Subject to the terms of this Contribution Agreement and the Partnership Agreement, upon completion of the requirements outlined in Section 1, the Undersigned shall contribute the Solaris Membership Interest in exchange for the Additional Interest.  In connection with the Partnership’s acquisition of the Solaris Membership Interest, the Partnership shall assume reasonable and customary expenses relating to employees incurred in due course of operating Solaris including payroll, accrued benefits, pension, assured vacation, and any other matters arising prior to January 1, 2012.  The Undersigned retains responsibility for any claims by Solaris employees alleging a violation by Solaris of applicable employee-related laws and regulations, to the extent such claim pertains to alleged conduct during the period time prior to January 1, 2012.

3.

Termination of Subscription.  If the Undersigned fails to fulfill the requirements described in this Contribution Agreement, the Partnership in its sole and absolute discretion without further written notice may terminate this Contribution Agreement.  In the event of such failure to meet those requirements, the Undersigned shall not acquire the Additional Interest and all documents executed and delivered by the Undersigned in connection with the proposed contribution, including but not limited to this Contribution Agreement, shall be void and of no force and effect except as provided herein.

4.

Related Information.

This Contribution Agreement, Amendment No. 1, Amendment No. 2, the Option and those transaction documents described on Exhibit A attached hereto constitute the entire agreement between the parties hereto with respect to the transactions contemplated and supersede all prior agreements, understandings, letters of intent and negotiations, both written and oral, among the parties with respect thereto.

5.

Representations of the Undersigned.  In order to induce the Partnership to accept this contribution, the Undersigned hereby represents and warrants to, and covenants and agrees as follows:

(a)

The Undersigned has full power and authority to enter into this Contribution Agreement and all transactions contemplated herein, including, but not limited to, the contribution, transfer and delivery of the Solaris Membership Interest to the Partnership.  Except for consents relating to change of ownership required for licenses, agreements and leases as reflected on Exhibit B attached hereto, such requests for consents having been filed by the Undersigned and Solaris for review and approval from all necessary parties, no consents, approvals, orders or authorizations of any third party, including but not limited to the government, are required for the execution, delivery or performance of this Contribution Agreement by the Undersigned or the consummation of the transactions contemplated herein.  This Contribution Agreement has been duly executed and delivered by, and is the valid, legal and binding obligation of the Undersigned.

(b)

Neither the execution or delivery of this Contribution Agreement nor the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will conflict with or result in any violation of or constitute a default under any terms of the Certificate of Limited Partnership or Limited Partnership Agreement of the Undersigned or any material written agreement, mortgage, indenture, franchise, license, permit, authorization, lease or other instrument, judgment, decree, order, law or regulation by which the Undersigned is subject or by which it is bound.

(c)

The Undersigned has reviewed the provisions of this Contribution Agreement, either alone or with its financial representative or legal counsel, and acknowledges its understanding of the various rights, risks, and obligations described therein.

(d)

The Undersigned has no understanding, oral or written, with the Partnership, its partners or any other person as to the payments or other compensation due with respect to the Additional Interest other than as is described in this Contribution Agreement.

(e)

The Undersigned is acquiring the Additional Interest for the Undersigned's own account, for investment purposes only and without a view towards the transfer, sale, assignment or other disposition of the Additional Interest.

(f)

The Undersigned understands that (i) neither the Additional Interest nor its offer and sale have been registered under the Securities Act of 1933 (the "Act") in reliance upon an exemption for non-public offerings and upon the provisions of Sections 3(b), 4(2), and 4(6) of the Act and the rules promulgated under the Act.  Such reliance is in part predicated upon the truth and accuracy of the representations of the Undersigned.  No offering materials have been or will be reviewed, approved, or disapproved by the Securities and Exchange Commission (the "SEC") or any other federal or state agency, and none of such agencies have passed or will pass upon the accuracy, adequacy, merits or value of any offering materials; and (ii) the investment in the Additional Interest involves material risks; and (iii) there are substantial restrictions on the transferability of the Additional Interest.  The Additional Interest will not be registered under the Act or any other securities laws, and the Undersigned will not have the right to compel any registration; there will be no public market for the Additional Interest nor will the Undersigned be able to utilize the provisions of Rule 144 promulgated by the SEC under the Act, since the Partnership has not agreed to make available the information required by Rule 144.  Accordingly, the Undersigned may be unable to liquidate an investment in the Additional Interest; furthermore, the Additional Interest may not be sold or assigned without the express written consent of the Partnership; the Undersigned shall be responsible for compliance with all conditions of transfer imposed by this Contribution Agreement, the Partnership Agreement, or otherwise, any "blue sky" or other state securities law, and agrees to hold the Partnership and its partners harmless for any breach thereof.

(g)

As used in this Contribution Agreement, the term "Act" shall refer to the Securities Act of 1933.

(h)

No representations or warranties have been made in connection with the offer or sale of the Additional Interest, other than those contained in this Contribution Agreement.

(i)

The principal office of the Undersigned (if not a natural person) is within the State of Tennessee.

(j)

All negotiations relative to this Contribution Agreement and the transactions herein contemplated have been carried on without the intervention of any other person and in such a manner as to avoid giving rise to any valid claim against either the Undersigned or Solaris for a finder’s fee, brokerage commission, or like payment.

6.

Representations and Warranties of Undersigned Relating to Solaris Membership Interest.  In order to induce the Partnership to accept this contribution, the Undersigned hereby represents and warrants to, and covenants and agrees as follows:

(a)

The Undersigned owns all membership interest in Solaris and has obtained all necessary authorizations to transfer the Solaris Membership Interest to the Partnership pursuant to the terms of this Contribution Agreement.

(b)

Solaris is a limited liability company duly organized and validly existing and in good standing under the laws of South Carolina, and has all requisite company power and authority to own or lease and operate its properties and carry on its business as it is now being conducted.  The business of Solaris does not require qualification in any other jurisdiction.

(c)

There are no outstanding subscriptions, options, rights, warrants, calls, commitments or agreements relating to the Solaris Membership Interest.

(d)

The Undersigned has, and on the date of the transfer to the Partnership will have, good and marketable title to the Solaris Membership Interest being contributed by it, free and clear of all liens, claims and encumbrances.

(e)

The Undersigned has heretofore delivered to the Partnership a list of assets of Solaris, such list of assets being attached hereto as Exhibit C (collectively, the “Assets”).  Solaris has good and marketable title to the Assets free and clear of any and all liens, claims, and encumbrances, except as set forth on Exhibit D attached hereto.

(f)

Except to the extent reflected or provided for in Exhibit D attached hereto, Solaris does not have, as of the date hereof, any material liabilities of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due.  Except as set forth in Exhibit D, the Undersigned does not know or have reasonable grounds to know of any basis for assertion against Solaris of any material liability of any nature.

(g)

There are no suits, actions, claims, investigations, inquiries or proceedings pending or threatened against Solaris that might reasonably be expected to result in any materially adverse change in the business or prospects or conditions (financial or otherwise) of Solaris.

(h)

Solaris has duly filed all federal, state and local tax returns and reports required to be filed and has duly paid or made adequate provision for the proper payment of all taxes and other governmental charges upon it or its properties, assets, income, franchises, licenses or sales.

(i)

Except as listed on Exhibit D, Solaris is not a party to any material leases, contracts, agreements or commitments, written or oral, or any other instruments.  Between the date hereof and the date of transfer of the Solaris Membership Interest to the Partnership (the “Transfer”), the Undersigned will not allow Solaris to become a party to any such material leases, contracts, agreements or commitments written or oral, or any other instruments. Copies of all such material leases, contracts, agreements, commitments, written or oral, and other instruments have heretofore been delivered to the Partnership and are true and complete and include all amendments and supplements thereto.

(j)

All of such contracts, agreements and commitments listed in Exhibit D are legally valid and binding and in full force and effect, and Solaris is not, and to the knowledge of the Undersigned, no other party is, in default thereunder.  None of the rights of Solaris thereunder will be impaired by the consummation of the transactions contemplated by this Contribution Agreement, and all of the rights of Solaris thereunder will, to the extent the same are at the date of this Contribution Agreement enforceable by Solaris, be enforceable by Solaris after the date of Transfer without the consent or agreement of any other party.

(k)

Solaris is in compliance with all laws, rules, regulations and orders applicable to the business or the property of Solaris.

(l)

The Undersigned has reviewed all information known to it, and has disclosed to the Partnership all material information relevant to Solaris or the Solaris Membership Interest.

(m)

Solaris does not have any subsidiary or own any equity interest in any other corporation, partnership, joint venture or other entity.

7.

Representation and Warranties of Partnership.  In order to induce the Undersigned to contribute the Solaris Membership Interest, the Partnership hereby represents and warrants to, and covenants and agrees as follows:

(a)

The Partnership has full power and authority to enter into this Contribution Agreement and all transactions contemplated herein, including, but not limited to, the acceptance of the contribution of the Solaris Membership Interest to the Partnership.  Except for consents required to be obtained by the Undersigned as otherwise stated herein, no consents, approvals, orders or authorizations of any third party, including but not limited to the government, are required for the execution, delivery or performance of this Contribution Agreement by the Partnership or the consummation of the transactions contemplated herein.  This Contribution Agreement has been duly executed and delivered by, and is the valid, legal and binding obligation of the Partnership.

(b)

Neither the execution or delivery of this Contribution Agreement nor the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will conflict with or result in any violation of or constitute a default under any terms of the Certificate of Limited Partnership or Limited Partnership Agreement of the Partnership or any material written agreement, mortgage, indenture, franchise, license, permit, authorization, lease or other instrument, judgment, decree, order, law or regulation by which the Partnership is subject or by which it is bound.

(c)

The Partnership understands that (i) neither the Solaris Membership Interest nor its offer and sale have been registered under the Securities Act of 1933 (the "Act") in reliance upon an exemption for non-public offerings and upon the provisions of Sections 3(b), 4(2), and 4(6) of the Act and the rules promulgated under the Act.  Such reliance is in part predicated upon the truth and accuracy of the representations of the Partnership.  No offering materials have been or will be reviewed, approved, or disapproved by the SEC or any other federal or state agency, and none of such agencies have passed or will pass upon the accuracy, adequacy, merits or value of any offering materials; and (ii) the investment in the Solaris

Membership Interest involves material risks. The Solaris Membership Interest will not be registered under the Act or any other securities laws; there will be no public market for the Solaris Membership Interest nor will the Partnership be able to utilize the provisions of Rule 144 promulgated by the SEC under the Act, since the Undersigned and/or Solaris have not agreed to make available the information required by Rule 144.  Accordingly, the Partnership may be unable to liquidate an investment in the Solaris Membership Interest; furthermore, the Solaris Membership Interest may not be sold or assigned without the express written consent of the members of Solaris; the Undersigned shall be responsible for compliance with all conditions of transfer imposed by this Contribution Agreement, the Partnership Agreement, or otherwise, any "blue sky" or other state securities law, and agrees to hold the Undersigned and its partners harmless for any breach thereof.

7.

Indemnification.  The Undersigned understands the meaning and legal consequences of the covenants, representations, and warranties set forth herein and agrees to indemnify the Partnership, its partners and their respective attorneys, agents, and employees from all loss and liability (including reasonable attorneys' fees) arising out of a breach of any such covenants, representations, or warranties.  However, no representation, warranty, acknowledgment, or agreement made by the Undersigned shall in any manner be deemed to constitute a waiver of any rights granted to the Undersigned under federal or state securities laws.  This indemnification by the Undersigned shall be supplemental to any similar and additional indemnifications by the Undersigned in favor of the Partnership as set forth in that Assignment of Membership Interest dated or to be dated as of January 1, 2012, between the Undersigned and the Partnership (one of the Exhibit A documents).

8.

Adoption of Partnership Agreement.  The Undersigned hereby accepts all of the terms of the Partnership Agreement.  Effective upon the execution of Amendment No. 1 and Amendment No. 2 by the Undersigned, the Undersigned hereby ratifies, adopts, and agrees to be bound by all of the terms of the Partnership Agreement with respect to the additional limited partnership interests being obtained.

9.

Miscellaneous.  This Contribution Agreement, Amendment No. 1, Amendment No. 2, the Option and those transaction documents described on Exhibit A attached hereto shall be governed by Tennessee law; they may be executed in multiple counterparts; they are not transferable or assignable and cannot be altered, amended, modified, terminated, or rescinded except by a writing executed by the Undersigned, the Partnership and McRae; and they shall inure to the benefit of and be binding upon the parties hereto, McRae and their respective successors, heirs, and beneficiaries.  Under penalty of perjury, the Undersigned certifies that the Undersigned is not subject to back-up withholding under the rules and regulations of the Internal Revenue Code of 1986 or as promulgated by the Internal Revenue Service.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this Agreement has been executed to be effective as of December 30, 2011.

UNDERSIGNED:

NHC/OP, L.P., a Delaware limited partnership

By: NHC/Delaware, Inc., a Delaware corporation

Its: General Partner

By: /s/ Stephen F. Flatt

Name:  Stephen F. Flatt

Title: Vice President

PARTNERSHIP:

CARIS HEALTHCARE, L.P., a Tennessee limited partnership

By: National Hospice, Inc., a Tennessee corporation

Its: General Partner

By:  /s/ Norman C. McRae

Norman C. McRae, President

EXHIBIT A

List of Transaction Documents

1.

Written Consent of Partners of Caris dated as of December 30, 2011

2.

Contribution Agreement dated as of December 30, 2011

3.

Assignment of Limited Partnership Interest dated as of December 31, 2011 (McRae to NHC)

4.

Amendments to Limited Partnership Agreement of Caris dated as of December 31, 2011

5.

Option Agreement dated as of January 1, 2012 (NHC to have option to acquire up to an additional 7.5% interest in Caris from McRae) expiring on December 31, 2012

6.

McRae Employment Agreement dated as of January 1, 2012

7.

Assignment of Solaris Membership Interests to Caris dated as of January 1, 2012

8.

Subscription Agreement dated as of January 1, 2012, relating to NHC acquiring 2.7% limited partnership interests in Caris

9.

Amendment to Limited Partnership Agreement of Caris dated as of January 1, 2012

10.

UCC-3 Partial Release from Bank of America (Loan to NHC) as to possible lien against Solaris membership interests

EXHIBIT B

Necessary Consents to Change of Ownership

Bank of America

EXHIBIT C

List of Assets

(See attached)

EXHIBIT D

Encumbrances, Material Liabilities, Claims, Leases, Contracts, and Commitments

(See attached)

Assumed Contracts:

Nezar Properties, LLC	Lease – Aiken

Turner Properties, LLC	Lease – Anderson

A. W. Thomas, III/ Colliers Keenan	Lease – Greenville

Farmers and Merchants Bank of SC	Lease – Charleston

Archie Bell Corporation	Lease – Myrtle Beach

Benson, Baultman, King and Palmer	Lease – Sumter

James B. Coleman	Lease – Columbia

NHC HealthCare/Greenwood	Lease – Greenwood

Great America Leasing	Copiers – Aiken, Anderson, Charleston, Columbia, Sumter, Myrtle Beach

ADT Security Services	Security – Aiken & Sumter

Richard Sherman, MD	Med Director – Greenville

Charlton J. Pickett, MD	Assoc. Med Director – Aiken

Eric M. Schlueter, MD	Assoc. Med Director – Aiken

Kathleen Grabowski, MD	Assoc. Med Director – Charleston

M. Mayes DuBose, MD	Assoc. Med Director – Sumter

Olajide Balogun, MD	Assoc. Med Director – Columbia

Philip Bestic, MD/Coastal Family Medicine	Assoc. Med Director – Myrtle Beach

Rafjiv Joglekar, MD	Assoc. Med Director – Anderson

Allcare Medical	Medical Supplies – All

Hospiscript Services, LLC	Pharmacy Services – All

Windstream Communications	Telephone Services

Horry Telephone Cooperative	Telephone Services

Global Crossing Conferencing	Telephone Services – All

BilAmerica	Billing Services – All

Various Nursing Homes	Medical pass-through

CMS/Medicare	Potential Cap and billing liability